UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: January 6, 2006

ALLIED RESOURCES, INC.

(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-31390 (Commission File Number)	55-0608764 (IRS Employer Identification Number)

Ruairidh Campbell, Chief Executive Officer
1403 East 900 South, South, Salt Lake City, Utah 84105
(Address of principal executive offices)

(801) 582-9609
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01           REGULATION FD DISCLOSURE.

The information contained herein includes a press release dated January 6, 2006, announcing the voluntary delisting of Allied Resources, Inc., (“Allied”) from the Toronto Stock Exchange’s TSX Venture Exchange (“TSX”). The press release is attached as Exhibit 99 and is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.

This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

ITEM 8.01           OTHER EVENTS.

On January 6, 2006, Allied announced the voluntary delisting of its common stock from the TSX, effective as of the close of business on January 6, 2006.

Allied’s board of directors approved the delisting from the TSX after weighing the expenses attendant to maintaining a dual listing of the company’s securities against the perceived shareholder benefit accrued from trading on disparate platforms. Allied does not expect that the anticipated delisting from the TSX will have any impact on the day-to-day operation of the company.

Allied also announced that it will continue to maintain the quotation of its common stock on the Over the Counter Bulletin Board under the symbol “ALOD”.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(d)     The following exhibits are filed herewith:

Exhibit No.	Page No.	Description
99	3	Press release dated January 6, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant                                                             Date

Allied Resources, Inc.                                          January 10, 2006

 By: /s/ Ruairidh Campbell

Name: Ruairidh Campbell

Title: Chief Executive Officer

EXHIBIT 99

ALLIED RESOURCES, INC

NEWS RELEASE

ALLIED VOLUNTARILY DELISTS FROM THE TSX VENTURE EXCHANGE

January 6, 2006 — Salt Lake City, Utah — Allied Resources, Inc., (OTCBB “ALOD”)(“Allied”) announced the voluntary delisting of its common stock from the Toronto Stock Exchange’s TSX Venture Exchange, under the symbol “ALO”, effective as of the close of business today. Allied will continue to maintain the quotation of its common stock on the Over the Counter Bulletin Board under the symbol “ALOD”.

Allied is an independent oil and natural gas producer involved in the exploration, development, production and sale of oil and gas derived from properties located in Calhoun and Ritchie counties, West Virginia. Allied currently realizes production from a total of 145 wells, with a working interest of 18.75% to 75%, all of which are maintained and managed by a local operator.

A number of statements contained in this press release may be considered to be forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward-looking statements involve a number of risks and uncertainties. The actual results Allied may achieve could differ materially from any forward-looking statements due to such risks and uncertainties. Allied encourages the public to read the information provided here in conjunction with its most recent filings on Form 10-KSB and Form 10-QSB. Allied’s public filings may be viewed at www.sec.gov.

Contact:

Ruairidh Campbell, President

Telephone: (801) 582-9609

Facsimile: (801) 582-9629

Email: ruairidhcampbell@msn.com